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                                November 22, 2004


To Our Stockholders

         You are cordially invited to attend the Annual Meeting of Stockholders of National Lampoon, Inc. (the "Company"). The Annual Meeting will be held on December 14, 2004 at 11:00 a.m. at the Doubletree Hotel located at 10740 Wilshire Boulevard, Los Angeles, California 90024.

         The actions we expect to take at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Also included with this letter is the Company's Annual Report.

         Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company's Common Stock on October 18, 2004, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. THEREFORE, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person for the matters acted upon at the meeting.

         We look forward to seeing you at the Annual Meeting.


                                           Sincerely,


                                           /s/James P. Jimirro
                                           James P. Jimirro
                                           President and Chairman of the Board

                             NATIONAL LAMPOON, INC.
                      10850 WILSHIRE BOULEVARD, SUITE 1000
                          LOS ANGELES, CALIFORNIA 90024

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         The Annual Meeting of Stockholders of National Lampoon, Inc. will be held on Tuesday, December 14, 2004, at 11:00 a.m., at the Doubletree Hotel, 10740 Wilshire Boulevard, Los Angeles, California 90024 for the following purposes:

         (1) To elect the following directors:

                           James P. Jimirro
                           Daniel S. Laikin
                           Timothy S. Durham
                           Paul Skjodt
                           Joshua Finkenberg
                           Richard Irvine
                           Ronald Berger

         (2) To ratify the appointment of Stonefield Josephson, Inc. as the independent auditors for 2005;

         (3) To increase the number of shares of Common Stock available for awards from our two employee benefit plans; and

         (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on October 18, 2004 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                            By Order of the Board of Directors


                                            /s/James Toll
                                            James Toll
                                            Secretary
Los Angeles, California
November 22, 2004

                             NATIONAL LAMPOON, INC.
                      10850 WILSHIRE BOULEVARD, SUITE 1000
                          LOS ANGELES, CALIFORNIA 90024


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 14, 2004



                                VOTING AND PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Lampoon, Inc., a Delaware corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at the Doubletree Hotel, 10740 Wilshire Boulevard, Los Angeles, California 90024 on Tuesday, December 14, 2004, at 11:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about November 23, 2004.

REVOCABILITY OF PROXY AND VOTING OF SHARES

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company's Secretary at our principal executive offices located at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE FOUR PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

         The Board of Directors has fixed October 18, 2004 as the record date (the "Record Date") for determining holders of our Common Stock, $0.0001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 3,091,183 shares of Common Stock issued and outstanding and 63,607 shares of Series B Preferred Stock that is convertible into 3,583,491 shares of Common Stock, for a total of 6,674,674 shares of Common Stock available and entitled to vote. Each share of Common Stock is entitled to one vote. Each share of Series B Preferred Stock is also entitled to vote on matters that are subject to the approval of the holders of our Common Stock. Holders of our Series B Preferred Stock are entitled to vote on an "as converted" basis, meaning that each share of Series B Preferred Stock voted represents the vote of 56.338 shares of Common Stock (subject to adjustment for stock splits and reverse stock splits). Therefore, as of the Record Date, 3,337,337 shares are required to pass the actions that require approval of the holders of Common Stock and will constitute a quorum at the meeting. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

         When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, in conjunction with information received from our transfer agent. The Inspector of Election will also determine whether or not a quorum is present.

            Directors are elected by a plurality of the votes cast in the election. In electing directors, no stockholder has cumulative voting rights. IF NO SPECIFICATION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR-NOMINEES NAMED ON THE PROXY. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

         The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is required to approve all other proposals brought before the meeting. IF NO SPECIFICATION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSALS INCLUDED IN THE PROXY.

SOLICITATION

         The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

         We will only deliver one proxy statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                             National Lampoon, Inc.
                            Attn: Corporate Secretary
                      10850 Wilshire Boulevard, Suite 1000
                          Los Angeles, California 90024
                          Telephone No.: (310) 474-5252

                              OVERVIEW OF PROPOSALS

         This Proxy Statement includes four proposals requiring stockholder action. The proposals relate to:

         o        the election of four directors,

         o the ratification of Stonefield Josephson, Inc. as our auditors for the fiscal year ending July 31, 2005;

         o the approval of an increase in the number of shares of Common Stock included in the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan; and

         o the approval of an increase in the number of shares of Common Stock included in the National Lampoon, Inc. 2004 Consultants Stock Plan.

The proposals are discussed in more detail below.

                                    PROPOSALS

PROPOSAL #1 - ELECTION OF DIRECTORS

         Seven directors are to be elected to our Board of Directors at the Annual Meeting. The directors will hold office for a term of one-year. The Board of Directors has nominated Mr. James P. Jimirro, Mr. Daniel S. Laikin, Mr. Paul Skjodt, Mr. Timothy S. Durham, Mr. Joshua Finkenberg, Mr. Richard Irvine and Mr. Ronald Berger. We expect that these nominees will be available for election, but if they are not, your proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancies.

                    IDENTIFICATION OF THE BOARD OF DIRECTORS

         The number of directors required by our Bylaws is seven. Information regarding the business experience of each nominee and director is provided below. There are no family relationships among our executive officers and directors. Our directors serve until the next annual meeting of our stockholders. Our Board of Directors does not have an audit committee, a nominating committee or a compensation committee or committees performing similar functions.

JAMES P. JIMIRRO, DIRECTOR NOMINEE
         Director since 1986
         Age 66

         JAMES P. JIMIRRO has been a director since 1986 and has been employed as our President and Chief Executive Officer since inception. From 1980 to 1985, he was the President of Walt Disney Telecommunications Company, which included serving as President of Walt Disney Home Video, a producer and distributor of family home video programming. While in this position, he also served as Corporate Executive Vice President of Walt Disney Productions. In addition, from 1983 to 1985, Mr. Jimirro served as the first President of the Disney Channel, a national cable pay-television channel, which Mr. Jimirro conceived and implemented. Mr. Jimirro continued in a consulting capacity for Walt Disney Company through July 1986. From 1973 to 1980, he served as Director of International Sales and then as Executive Vice President of Walt Disney Educational Media Company, a subsidiary of Walt Disney Company. Prior to 1973, Mr. Jimirro directed international sales for CBS, Inc., and later for Viacom International. Mr. Jimirro also served as a member of the Board of Directors of Rentrak Corporation between January 1990 and September 2000.

DANIEL LAIKIN, DIRECTOR NOMINEE
         Director since 2000
         Age 42

         DANIEL S. LAIKIN has been a director since 2000 and has been employed as our Chief Operating Officer since May 17, 2002. Mr. Laikin served as Co-Chairman of Biltmore Homes, Inc., an Indiana-based home building and real estate development company until 2000. He also served as a managing partner of Four Leaf Partners, LLC, a closely held investment company, concentrating on the startup and financing of high tech and Internet-related companies. He is also on the Board of Directors of Obsidian Enterprises, Inc.

TIMOTHY S. DURHAM, DIRECTOR NOMINEE
         Director since 2002
         Age 42

         TIMOTHY S. DURHAM has served as a director since 2002. He is the Chief Executive Officer and Chairman of the Board of Directors of Obsidian Enterprises, Inc. (formerly Danzer Corporation) and has held these positions since June 2001. Since April 2000, he has served as a Managing Member and the Chief Executive Officer of Obsidian Capital Company LLC, which is the general partner of Obsidian Capital Partners LP. Mr. Durham founded in 1998, and since then has maintained a controlling interest in, several investment funds, including Durham Capital Corporation, Durham Hitchcock Whitesell and Company LLC, and Durham Whitesell Associates LLC. From 1991 to 1998, Mr. Durham served in various capacities at Carpenter Industries, Inc., including as Vice Chairman, President and Chief Executive Officer. Mr. Durham serves as a director of Obsidian Enterprises, Inc.

PAUL SKJODT, DIRECTOR NOMINEE
         Director since 2002
         Age 46

         PAUL SKJODT has been a director since 2002. He is actively involved in a variety of companies including managing member of Four Leaf & Associates. Four Leaf is a venture fund that provides seed money to a host of technology companies. Mr. Skjodt also is President of Oakfield Development a land development company based of Indianapolis and owner of the Indiana Ice, an Ice hockey team in the United States Hockey League. Mr. Skjodt is also involved in numerous philanthropic endeavors in Indiana.

JOSHUA FINKENBERG, DIRECTOR NOMINEE
         Director since 2002
         Age 30

         JOSHUA A. FINKENBERG has been a director since 2002. He is the Director of Acquisitions for California Investment Fund, LLC, a specialized investment company that acquires and invests in undervalued assets and companies. Previously, Mr. Finkenberg was the Chairman and President of AF Investments LLC, a holding company focused on acquisitions of and investments in businesses located in the Southern California area. From August 2000 through January 2002, Mr. Finkenberg was a Senior Associate with Batchelder & Partners, a financial advisory firm based in San Diego, California. From July 1996 through July 2000, Mr. Finkenberg was an Associate in the Investment Banking Department of SunTrust Equitable Securities Corporation, a full-service investment bank located in Nashville, Tennessee. Mr. Finkenberg graduated with highest honors from the Robert C. Goizueta Business School at Emory University with a dual concentration in Finance and Management Information Systems/Information Technology.

RICHARD IRVINE, DIRECTOR NOMINEE
         Director since 2004
         Age 63

         RICHARD IRVINE joined our Board in 2004. He is Senior Vice President of Sales for Bally Gaming and Systems (NYSE:AGI). Mr. Irvine is responsible for guiding the North American sales operations of Bally Gaming, encompassing both the United States and Canada. Prior to joining Bally Gaming and Systems, Mr. Irvine served as Vice President of Sales for AC Coin & Slot, a gaming-device distributor based in Atlantic City, N.J. He has also served as Chief Operating Officer of GameTech, a supplier of electronic bingo equipment, and as President and Chief Operating Officer of Mikohn Gaming Corporation. Previously, Mr. Irvine held the positions of Senior Vice President, Marketing and Entertainment for Boomtown, Inc., a Reno, Nevada-based owner and operator of casino properties in Nevada, Mississippi and Louisiana, Vice President of Marketing for Walt Disney Attractions, and President and Chief Operating Officer of Straight Arrow Publishing, publishers of Rolling Stone Magazine. Mr. Irvine was co-founder of Aurora Productions, a producer of major motion pictures. He also served as Executive Vice President of Unicorn/Sovaminco, a U.S.-U.S.S.R. joint venture company. Mr. Irvine began his gaming-industry career as Executive Vice President, Worldwide Sales and Marketing, for International Game Technology.

RONALD BERGER, DIRECTOR NOMINEE
         Director since 2004
         Age 56

         RONALD BERGER also joined us as a director in 2004. Mr. Berger is Chairman and Chief Executive Officer of Figaro's Italian Pizza, Inc., a chain of retail pizza shops in 17 states. From 1989 through 2000, Mr. Berger served as Chairman and Chief Executive Officer of Rentrak Corporation (NASDAQ: RENT) a publicly traded information and payment processor in the home video industry. Mr. Berger conceived of the Rentrak concept - a method of sharing revenues between video rental shops and the Hollywood motion picture studios and other program suppliers. Under his leadership, the business grew from $6 million in revenues in 1989 to $113 million in year 2000. Prior to building Rentrak, Mr. Berger founded and took public National Video, the world's largest specialty video retail chain prior to Blockbuster. He has also twice served as a member of the board of directors of the International Franchise Association and served as a member of the board of directors of the Video Software Dealers Association.

DIRECTOR NOMINATION PROCESS

         Our Board of Directors does not have a standing nominating committee or a charter governing the manner in which individuals are nominated to the Board. None of the members of our Board of Directors, with the exception of Mr. Joshua Finkenberg, are "independent", as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers Marketplace Rules.

         Nominees to the Board of Directors have been nominated in accordance with the terms of that certain Voting Agreement entered into on May 17, 2002 among Daniel S. Laikin, Paul Skjodt, Timothy S. Durham, Ronald Holzer, DC Investment, LLC, NL Acquisition Group LLC, Samerian LLP, Diamond Investments, LLC, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC, Judy
B. Laikin (all of whom are collectively referred to in this discussion as the "NLAG Stockholders") and James P. Jimirro. The Voting Agreement was entered into in conjunction with the reorganization transaction, referred to in this Proxy Statement as the "Reorganization Transaction," that took place on May 17, 2002. According to the terms of the Voting Agreement, the NLAG Stockholders agree to vote for Mr. Jimirro and two directors nominated by Mr. Jimirro and, conversely, Mr. Jimirro agrees to vote for three directors nominated by the NLAG Stockholders. Mr. Jimirro and the NLAG Stockholders agree to jointly nominate and vote for a seventh director. The Voting Agreement will not terminate until the termination of Mr. Jimirro's employment agreement and the payment of all amounts due to him thereunder. The Voting Agreement prevents us from having a policy with regard to the consideration of any director candidates recommended by security holders (other than the NLAG Stockholders and Mr. Jimirro) or an independent committee whose purpose is to nominate director candidates.

         We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors. In forming our Board of Directors, we sought out individuals who would be able to guide our operations based on their business experience, both past and present. To date, we have not paid any third parties to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. Two of the directors standing for re-election are also our officers. Each nominee to our Board of Directors expressed a willingness to serve during the next fiscal year and, based on a review of his qualifications, each nominee was deemed to be a suitable candidate for nomination. We have not received a director-nominee recommendation from any stockholder, other than from the NLAG Stockholders and Mr. Jimirro.

COMMUNICATIONS WITH MEMBERS OF OUR BOARD OF DIRECTORS

         The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors in care of our address below:

                             National Lampoon, Inc.
                      10850 Wilshire Boulevard, Suite 1000
                          Los Angeles, California 90024
                            Telephone: (310) 474-5252

         If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION ABOUT COMMITTEES

         The Board of Directors met three during the 2004 fiscal year. These meetings were attended by all directors.

         We have no policy with regard to the attendance by Board members at our Annual Meetings.

         Our Board of Directors does not have a nominating committee, an audit committee or a compensation committee. None of our Board members qualifies as an "audit committee financial expert", as defined by the Sarbanes Oxley Act of 2002 and the regulations promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934.

                        THE BOARD OF DIRECTORS RECOMMENDS
                THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL #2 - RATIFICATION OF STONEFIELD JOSEPHSON, INC. AS OUR INDEPENDENT
                     AUDITORS FOR 2005

         The Board of Directors requests that the stockholders ratify its selection of Stonefield Josephson, Inc. as our independent auditors for the 2005 fiscal year.

DISCLOSURE OF FEES BILLED BY OUR AUDITORS

            The following table sets forth fees billed to us by our auditors during the fiscal years ended July 31, 2004 and July 31, 2003 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

                                             July 31, 2004        July 31, 2003
                                             -------------        -------------

(i)         Audit Fees                       $31,809.00           $32,764.00
(ii)        Audit Related Fees               $12,990.00           $49,781.00
(iii)       Tax Fees                         $                    $
(iv)        All Other Fees                   $                    $

         Representatives of Stonefield Josephson, Inc. will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE "FOR" THE RATIFICATION OF
             STONEFIELD JOSEPHSON, INC. AS OUR INDEPENDENT AUDITORS
                            FOR THE 2005 FISCAL YEAR.

PROPOSAL #3 - APPROVAL OF INCREASE TO COMMON STOCK INCLUDED IN THE
              J2 COMMUNICATIONS AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN.

         On January 30, 2002 our Board of Directors approved the J2 Communications Amended and Restated 1999 Stock Option, deferred Stock and Restricted Stock Plan, referred to in this discussion as the "Equity Incentive Plan." The Equity Incentive Plan was approved by our stockholders on April 25, 2002. The discussion below is a brief summary, which is qualified in its entirety by the full text of the Equity Incentive Plan.

         The Equity Incentive Plan has a term of 10 years and is currently administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Equity Incentive Plan, the Administrator may grant to eligible persons, which include employees, officers, directors, consultants and advisors, awards of options (which may be qualified or non-qualified, depending upon whether or not the eligible person is an employee), stock appreciation rights (commonly known as "SARs") or deferred Common Stock or restricted Common Stock. 1,500,000 shares of our Common Stock were originally set aside for grants made under the Equity Incentive Plan. This number was increased to 2,500,000 shares in June 2004, subject to notification to our stockholders in accordance with Rule 14c-2 of Regulation 14C of the Securities Exchange Act of 1934. We are seeking stockholder approval to increase the number of shares of Common Stock in the Equity Incentive Plan to 5,000,000 total shares (post-split). As of the Record Date, we had 30 full-time employees, four officers and seven directors (two of whom are also officers) who would be eligible to receive awards from the Equity Incentive Plan. As of the Record Date, we had issued options to employees to purchase a total of 2,612,000 post-split shares of our Common Stock. We also granted options to purchase an additional 1,033,040 post-split shares of Common Stock to employees, officers and directors, subject to completing the notification requirements of Rule 14c-2. As of the Record Date, our Common Stock had a value of $4.20 per share.

         Options granted from the Equity Incentive Plan may be incentive stock options or non-qualified stock options. The term of the options may not exceed 10 years from the date of grant. The price for each share of Common Stock purchased pursuant to the options varies, although if an option is designated as an incentive stock option, the exercise price must equal at least the fair market value of our Common Stock on the date of grant. A non-qualified option must have an exercise price that is at least 85% of the fair market value of our Common Stock on the date of grant.

         Options may be exercised by paying cash. The Administrator may also accept as payment for options shares of our unrestricted Common Stock held by the optionee for at least six months, cancellation of any indebtedness owed by us to the optionee, a full recourse promissory note executed by the optionee (so long as the acceptance of any such promissory note complies with federal and state law), shares of Common Stock issuable upon exercise of the option which have a fair market value equal to the exercise price of the option or any combination of the forgoing.

         SARs may be granted from the Equity Incentive Plan in tandem with option grants or without reference to option grants. A SAR granted in tandem with an option grant is valued at the exercise price of the option grant; a SAR granted without reference to an option grant is valued at fair market value.

         Deferred Stock and Restricted Stock awards may also be granted to eligible persons. Deferred Stock is the right to receive our Common Stock at the end of a specified period. Restricted Stock is the right to receive our Common Stock subject to restrictions such as the passage of time or the attainment of performance objectives.

         In the event of a Change of Control, as defined in the Equity Incentive Plan, all unvested stock options shall vest and the restrictions applicable to any Restricted Stock or Deferred Stock awards will lapse and the awards shall be deemed fully vested. The value of the outstanding stock option, Restricted Stock or Deferred Stock awards shall be cashed out by a payment of cash or other property, as determined by the Administrator.

         The Board of Directors may amend, alter or discontinue the Equity Incentive Plan, but no amendment, alteration or discontinuation may impair the rights of a participant. The Board of Directors must obtain stockholder approval if it seeks to increase the total number of shares of Common Stock reserved for the Equity Incentive Plan, change the employees or class of employees eligible to participate in the Equity Incentive Plan or extend the maximum option period under the Equity Incentive Plan.

         A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the Common Stock acquired upon exercise of an incentive option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

         A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to National Lampoon as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to National Lampoon as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), we would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. We are required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. We are also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

         The following table sets forth the number of options received or to be received by each of our executive officers (our Chief Executive Officer, Executive Vice President, Chief Financial Officer and Chief Operating Officer), all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer and each person who received or will receive 5% of the option awards made or to be made and all employees, including our current officers who are not executive officers, as a group:

                                                          Number of Options Received or To Be Received(1)
                                                          -----------------------------------------------

James P. Jimirro, Chief Executive Officer and Director                       1,553,708
Douglas S. Bennett, Executive Vice President                                  680,000
Daniel S. Laikin, Chief Operating Officer and Director                        619,666
James Toll, Chief Financial Officer                                            77,000
All current executive officers, as a group                                   2,930,374
All current directors who are not executive officers,                         165,000
as a group(2)
Associates of any director or executive officer                                 N/A
Any person (other than those named above) who has                               N/A
received or will receive 5% of the option awards made
or to be made to all employees, including officers
who are not named above

(1) All number represent post-split shares of Common Stock.
(2) Five persons.

         Set forth in the table below is information regarding awards made pursuant to the Equity Incentive Plan, as well as other outstanding warrants and rights granted through July 31, 2004, the most recently completed fiscal year.

----------------------------- -------------------------- ------------------------- --------------------------
Plan Category                                                                      Number of securities
                                                                                   remaining available for
                                                                                   future issuance under
                              Number of securities to    Weighted average          equity compensation
                              be issued upon exercise    exercise price of         plans (excluding
                              of outstanding options,    outstanding options,      securities reflected in
                              warrants and rights        warrants and rights       column 2)
----------------------------- -------------------------- ------------------------- --------------------------
Equity Compensation Plan
Approved by Security Holders        7,051,159(1)                 $3.90(2)                  42,465(3)
----------------------------- -------------------------- ------------------------- --------------------------

Equity Compensation Plan
Not Approved by Security
Holders                                  N/A                       N/A                        N/A
----------------------------- -------------------------- ------------------------- --------------------------

(1) Includes 63,607 Series B Preferred units authorized. The units include one share of Series B Preferred and one warrant. Both the Series B Preferred and the warrant can be converted into 56.338 shares of Common Stock. The number of shares outstanding takes into account the two-for-one stock split that was effected on September 15, 2004.

(2) The weighted average exercise price of the outstanding options takes into account the two-for-one stock split that was effected on September 15, 2004.

(3) This number represents the remaining shares of Common Stock in the Equity Incentive Plan as of the end of our last fiscal year, July 31, 2004. The number of shares remaining does not take into account the two-for-one stock split that was effected on September 15, 2004.

EXECUTIVE COMPENSATION

         The following tables and discussion set forth information with respect to all compensation awarded to, earned by or paid to our Chief Executive Officer and up to four of our executive officers whose annual salary and bonus exceeded $100,000 during our last three completed fiscal years.

                                                                     Long Term
                                          Annual Compensation                             Compensation
                                   ==============================             ===============================
                                                                    Other
                                                                   Annual                                       All Other
                                                                 Compensation     SARs         Stock Options   Compensation
        Name and Position            Year        Salary ($)          ($)        (Shares)         (Shares)          ($)
================================    ======     ===========        =======      =========        ==========       =======
James P. Jimirro                     2004          500,000             --             --          120,000             --
   Chairman, President and           2003          500,000             --             --           70,000(2)          --
    Chief Executive Officer          2002        1,471,146(1)          --         25,000          608,335(2)          --


Daniel Laikin                        2004          200,000(3)          --             --                0             --
   Chief Operating Officer           2003          200,000(3)                                           0
                                     2002                0             --             --          202,666

Douglas Bennett                      2004          175,000             --             --                0             --
   Executive Vice President          2003          131,667             --             --          380,000         21,300
                                     2002                0             --             --                0             --


James Toll                           2004          149,550                                              0             --
   Chief Financial Officer           2003          132,737             --             --           30,000             --
                                     2002           36,364             --             --           30,000             --

(1) Includes $1,215,069 received through the Reorganization Transaction.
(2) Includes options to acquire 900,000 post-split shares of Common Stock granted during the fiscal year ended December 31, 2002, plus 316,670 stock options that were converted from SARs as part of the Reorganization Transaction.
(3) Represents one year of salary to Mr. Laikin that was paid in the form of Series B Preferred Stock.

         The following table sets forth certain information concerning the grant of stock options (no SARs were granted) during the last completed fiscal year by each of the named executive officers, and the fiscal year-end value of unexercised options on an aggregated basis:

                                                 % of Total
                                                 Options/SARs Granted
                                                 to Employees in         Exercise or Base
Name                      Options/SARs Granted   Fiscal Year             Price ($/Sh)(2)        Expiration Date
----                      --------------------   -----------             ---------------        ---------------
James P. Jimirro          10,000 (1)                      .80%                   $2.25                 8/31/13
James P. Jimirro          10,000 (1)                      .80%                   $2.76                 9/30/13
James P. Jimirro          10,000 (1)                      .80%                   $2.38                10/31/13
James P. Jimirro          10,000 (1)                      .80%                   $2.38                11/30/13
James P. Jimirro          10,000 (1)                      .80%                   $1.88                12/31/13
James P. Jimirro          10,000 (1)                      .80%                   $1.63                 1/31/14
James P. Jimirro          10,000 (1)                      .80%                   $1.88                 2/28/14
James P. Jimirro          10,000 (1)                      .80%                   $2.00                 3/31/14
James P. Jimirro          10,000 (1)                      .80%                   $1.75                 4/30/14
James P. Jimirro          10,000 (1)                      .80%                   $1.88                 5/31/14
James P. Jimirro          162,040 (1)                    13.01%                  $1.76                 6/14/09
James P. Jimirro          15,000 (1)                     1.20%                   $1.60                 6/14/14
James P. Jimirro          10,000 (1)                      .80%                   $1.65                 6/30/14
James P. Jimirro          10,000 (1)                      .80%                   $3.50                 7/31/14
Daniel Laikin             15,000 (1)                     1.20%                   $1.60                 6/14/14
Daniel Laikin             400,000 (1)                     32%                    $1.76                 6/17/09
Douglas Bennett           200,000                        16.06%                  $1.60                 6/17/11
Douglas Bennett           100,000                        8.03%                   $1.60                 6/17/11
James Toll                30,000                           2%                    $1.60                 6/17/11

(1) The options granted to Mr. Jimirro and Mr. Laikin were immediately exercisable.
(2) The exercise or base price has been adjusted for the 2-for-1 stock split that was effected on September 15, 2004.

         Shown below is information with respect to the exercise of stock options by named executive officers and their values as of July 31, 2004, our last completed fiscal year:


                                                              Number of securities
                                                              underlying unexercised       Value of unexercised
                      Shares Acquired       Value Realized    options/SARs at FY-end (#)   in-the-money options/SARs
Name                  on Exercise                ($)          Exercisable/Unexercisable    at FY-end ($) Exercisable/Unexercisable
----                  -----------                ---          -------------------------    ---------------------------------------
James P. Jimirro              --                  --          1,356,668/0                  $1,845,195/0
Daniel Laikin                 --                  --          204,666/0                    $4,346/0
Douglas Bennett               --                  --          184,861/195,139              $102,331/$122,069
James Toll                    --                  --          27,000/20,000                $39,010/$22,600

DIRECTOR COMPENSATION

         Members of the Board of Directors do not receive cash compensation. Members have been, on occasion, granted immediately exercisable options to purchase up to 15,000 post-split shares of our Common Stock at the market price on the date of grant in exchange for their services to us. This includes Mr. Jimirro and Mr. Laikin.

EMPLOYMENT AGREEMENTS

James P. Jimirro, Chief Executive Officer

         On May 17, 2002 we entered into an employment agreement with James P. Jimirro. Mr. Jimirro's employment agreement includes a "rolling term" provision. While the term of the agreement was originally to end on December 31, 2007, the term is extended by a period of 12 months so long as Mr. Jimirro continues to be employed by us on December 31st of any calendar year, starting as of December 31, 2003. Pursuant to this provision, at no time will the remaining term under Mr. Jimirro's employment agreement be less than five years.

         Mr. Jimirro's employment agreement provides for an annual salary of $500,000 and, commencing as of January 31, 2003 and continuing on the last day of each month thereafter during the period that he is employed by us, provides for the monthly grant of fully vested options to purchase 10,000 post-split shares of our Common Stock. The exercise price for the options is the average of the last reported sale price for one share of Common Stock during the five business days preceding the date the option is issued (or, if this method of determining the exercise price is not applicable, then the Board of Directors may, in good faith, determine the price of one share of our Common Stock). The stock options have a term of 10 years from the date of grant. Pursuant to his employment agreement, Mr. Jimirro will receive fifty percent of our gross receipts from the movie National Lampoon's Van Wilder. Pursuant to his employment agreement, Mr. Jimirro also receives vacation pay, medical and life insurance, an automobile and the reimbursement of business expenses.

         We may terminate Mr. Jimirro's employment agreement without Cause (as defined below) or for convenience after December 31, 2002 upon written notice to Mr. Jimirro, payment to Mr. Jimirro of a cash severance payment in the amount of $1,400,000, a payment of approximately $200,000 to cover the buy-out of an automobile leased for him by National Lampoon and the reimbursement of taxes paid by him as a result of the forgiveness of a promissory note owed to us. Mr. Jimirro will also receive a promissory note from us providing for the payment to him of $1,000,000 in twelve equal monthly installments. (The cash severance payment and the promissory note will be referred to in this discussion as the "Severance Benefits".) We may also terminate Mr. Jimirro's employment for Cause so long as six members of our Board of Directors (excluding Mr. Jimirro) determine that he is guilty of conduct triggering this right. Under his employment agreement, Cause is defined as (i) the willful and continued failure by Mr. Jimirro to substantially perform his duties to us in good faith (other than a failure resulting from his incapacity due to physical or mental illness or a failure resulting from our termination of his services for convenience (or without Cause), after a demand for substantial performance is delivered to him by the Board of Directors; or (ii) his willful engaging in conduct which is demonstrably and materially injurious to us. For purposes of the definition of Cause under his employment agreement, no act, or failure to act, on Mr. Jimirro's part shall be considered willful unless done, or omitted to be done, by him in bad faith and without a reasonable belief that his action or omission was in our best interest.

         Mr. Jimirro has the right to terminate his employment agreement for "Good Reason", which is defined as our breach of his employment agreement or any other agreement that we've entered into with him, our failure to pay his compensation, his failure to be elected to the Board of Directors, a purported termination of his employment upon which a Notice of Dispute is given, the occurrence of a change of control or our failure to obtain an assumption of Mr. Jimirro's employment agreement by a successor entity. If Mr. Jimirro terminates his employment agreement for Good Reason, he will receive the Severance Benefits.

         Mr. Jimirro's employment will terminate automatically upon his death or disability.

         In the event of a change of control, if Mr. Jimirro is required to pay an excise tax as a result of any compensation or payment he receives from us, we, or the successor entity, must reimburse him for such tax.

         All of our obligations to Mr. Jimirro under his employment agreement, as well as under an indemnification agreement and a registration rights agreement, are secured by a first priority lien on all of our assets, pursuant to a security agreement we entered into with Mr. Jimirro on May 17, 2002.

Daniel S. Laikin, Chief Operating Officer

         On May 17, 2002 we entered into an Employment Agreement with Daniel S. Laikin. The employment agreement has a term of one year, but is automatically extended for successive one-year terms unless the Board of Directors notifies Mr. Laikin that it does not intend to renew the employment agreement or unless the employment agreement has been terminated according to its terms.

         Pursuant to the employment agreement, Mr. Laikin receives an annual salary of $200,000. He was also granted an option to purchase 200,000 post-split shares of our Common Stock. The exercise price for the option, as adjusted for the stock split, is $3.41. The option was immediately exercisable and will expire, to the extent not exercised, prior to the close of business ten years from the date of grant. Mr. Laikin's employment agreement also provides him with vacation, pension, retirement, medical and life insurance benefits and reimbursement of business expenses. Mr. Laikin has agreed to accept our Series B Preferred Stock and warrants to purchase our Common Stock in lieu of cash payments of his salary.

         Mr. Laikin's employment agreement may be terminated voluntarily by us at any time during its term for Cause. Cause is defined as (i) the willful and continued failure by Mr. Laikin to substantially perform his duties to us in good faith (other than a failure resulting from his incapacity due to physical or mental illness or a failure resulting from our termination of his services for convenience (or without Cause)), after a demand for substantial performance is delivered to him by the Board of Directors; or (ii) his willful engaging in conduct which is demonstrably and materially injurious to us. For purposes of the definition of Cause under his employment agreement, no act, or failure to act, on Mr. Laikin's part shall be considered willful unless done, or omitted to be done, by him in bad faith and without a reasonable belief that his action or omission was in our best interest. In order to terminate Mr. Laikin for Cause, five of the members of the Board of Directors (not including Mr. Laikin) must determine at a meeting held for such purpose that Mr. Laikin is guilty of the conduct triggering the right to terminate him. If Mr. Laikin's employment is terminated by us for Cause, or by Mr. Laikin, in addition to any benefits mandated by law, we shall pay to Mr. Laikin his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

         Mr. Laikin's employment will terminate automatically upon his death or disability.

Douglas Bennett, Executive Vice President

         We entered into an at-will employment agreement with Douglas Bennett, effective October 14, 2002. As there is no specified term, Mr. Bennett is free to resign at any time and we are free to terminate his employment at any time, with or without cause.

         Effective as of December 1, 2002, Mr. Bennett receives a base salary of $175,000 per year. Mr. Bennett's title is Executive Vice President. Mr. Bennett is entitled to quarterly bonuses that are based on targets mutually agreed upon by him and the Board of Directors, which bonuses are payable in the month subsequent to the end of the calendar quarter in which they are accrued. Concurrent with the signing of his employment agreement, Mr. Bennett was granted an option to purchase 270,0000 post-split shares of Common Stock at the then current market price, which options vest ratably over a 3 year period. Mr. Bennett is also entitled to an option grant of 100,000 post-split shares of Common Stock for the period January 3, 2003 through June 3, 2003 and an option grant of 100,000 post-split shares of Common Stock for the period July 3, 2003 through December 3, 2003. These options also vest ratably over three year periods and are to be issued at then current market prices. Upon a change in control, all unvested options are to vest immediately.

         Mr. Bennett continues to commute to Los Angeles from his home in the San Francisco area.

         If Mr. Bennett is "Terminated without Cause" (as such term is defined in the employment agreement), or in the event of "Constructive Termination" (as such term is defined in the employment agreement), or if he dies or is disabled, for a period of six months he shall be entitled to the continuation his base salary, continuation of his employee benefits and continuation of the vesting of any outstanding and unvested stock options.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK INCLUDED IN THE J2 COMMUNICATIONS
      AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED
                                   STOCK PLAN.

PROPOSAL #4 - APPROVAL OF INCREASE TO COMMON STOCK INCLUDED IN THE
              NATIONAL LAMPOON, INC. 2004 CONSULTANT STOCK PLAN

         On June 17, 2004 our Board of Directors adopted, and on June 28, 2004 our majority stockholders approved, the National Lampoon, Inc. 2004 Consultants Stock Plan, which will be referred to in this discussion as the "Consultants Plan". The discussion below is a brief summary, which is qualified in its entirety by the full text of the Consultants Plan.

         The Consultants Plan has a term of 10 years and will be administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Consultants Plan, the Administrator may grant to eligible persons, which include only consultants and advisors, awards of Common Stock or restricted Common Stock. 500,000 shares of our Common Stock were originally reserved for grants to be made under the Consultants Plan. We are seeking stockholder approval to increase the number of shares in the Consultants Plan to 1,000,000 total shares. The per share price of our Common Stock on the Record Date was $4.20. As of the Record Date, we know of no officers, directors or employees who will be eligible to receive awards from the Consultants Plan and no awards from the Consultants Plan had been made. Aside from determining who is to receive awards under the Consultants Plan, the Administrator has the authority to determine the type of awards that will be granted, to impose limitations, restrictions or conditions on the awards and to interpret the Consultants Plan.

         Pursuant to the Consultants Plan, shares of our Common Stock may be granted as a "bonus" or "reward" for exceptional services rendered or as compensation for services rendered. Common stock issued as compensation for services rendered must be issued for at least 85% of its fair market value on the grant date, unless the recipient owns 10% or more of our Common Stock, in which case Common Stock issued as compensation for services rendered must be issued for 100% of its fair market value on the grant date. The Administrator may, in its discretion, subject a grant of shares to vesting conditions, such as the continued provision of services or the attainment of specified goals.

         Awards granted under the Consultants Plan will not be transferable or assignable, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

         The Board may amend the Consultants Plan or suspend or discontinue the Consultants Plan at any time or from time-to-time, provided that no such action may adversely alter or impair any Award previously granted under the Consultants Plan without the consent of each recipient affected thereby.

         A recipient will not recognize any taxable income at the time an option is granted. However, upon exercise of an option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to National Lampoon as a result of either the grant or the vesting of the stock options.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK INCLUDED IN THE NATIONAL LAMPOON,
                        INC. 2004 CONSULTANTS STOCK PLAN.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

                                                                    Security Ownership
                               Name, Address(1) and Position         Amount and Nature         Percentage
         Title of                            Of                        Of Beneficial               Of
           Class                     Beneficial Owners                Ownership(2)(3)            Class
           -----                     -----------------                ---------------            -----
       Common Stock          James P. Jimirro, CEO and Director        1,970,642(4)              15.29%

 Common Stock and Series B   Daniel S. Laikin, COO and Director        4,530,724(5)              34.94%
    Preferred Stock(4)

       Common Stock          Douglas Bennett, Executive Vice            272,414(6)               2.10%
                             President

       Common Stock          James Toll, CFO                             31,170(7)                 *

 Common Stock and Series B   Timothy Durham, Director                  2,399,404(8)              18.51%
      Preferred Stock

       Common Stock          Joshua Finkenberg, Director                 45,000(9)                 *

 Common Stock and Series B   Paul Skjodt, Director                     1,099,494(10)             8.48%
      Preferred Stock

       Common Stock          Richard Irvine, Director                   15,000(11)                 *

       Common Stock          Ron Berger, Director                       15,000(11)                 *

                             Officers and Directors as a group          10,378,848               79.32%
                             (9 persons)

*Less than 1%.

(1) The address for each of the above-named persons is 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024.

(2) Based on 3,091,183 post-split shares of Common Stock, 65,607 shares of Series B Preferred Stock outstanding on our transfer records as of October 18, 2004, warrants to purchase 65,607 shares of Series B Preferred Stock that may be converted into 3,583,491 post-split shares of Common Stock and vested options to purchase 2,953,958 post-split shares of Common Stock. The Series B Preferred Stock votes on an "as converted" basis, with each share representing 56.338 post-split shares of our Common Stock. For this table, we have computed the number of shares owned by each individual as though the Series B Preferred Stock, including the Common Stock represented by the Series B Preferred Stock warrants and all vested options, were converted into Common Stock.

(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(4) This number includes 1,553,708 shares of Common Stock that may be issued upon the exercise of options.

(5) This number includes the following: 336,300 shares of Common Stock, 31,726 shares of Series B Preferred Stock that may be converted into 1,787,379 shares of Common Stock, options to purchase 619,666 shares of Common Stock and a warrant to purchase an additional 31,726 shares of Series B Preferred Stock that may be converted into 1,787,379 shares of Common Stock.

(6) This number includes the following: 426 shares of Series B Preferred Stock that may be converted into 24,000 shares of Common Stock, a warrant to purchase an additional 426 shares of Series B Preferred Stock that may be converted into 24,000 shares of Common Stock and the right to purchase a total of 224,414 shares of Common Stock pursuant to options granted to Mr. Bennett to purchase a total of 680,000 shares of Common Stock.

(7) Mr. Toll is the holder of options that enable him to purchase a total of 77,000 shares of our Common Stock. Of this amount, options representing 31,170 shares may be exercised within 60 days of the Record Date.


(8) This number includes the following: 365,898 shares of Common Stock owned by Mr. Durham or by an entity controlled by him, 17,648 shares of Series B Preferred Stock owned by Mr. Durham or an entity controlled by him that may be converted into 994,253 shares of Common Stock, an option to purchase 45,000 shares of Common Stock and a warrant to purchase an additional 17,648 shares of Series B Preferred Stock owned by Mr. Durham or an entity controlled by him that may be converted into 994,253 shares of Common Stock.

(9) This number is made up of options granted to Mr. Finkenberg as compensation for his service as a director.

(10) This number includes the following: 322,100 shares of Common Stock, 6,500 shares of Series B Preferred Stock that may be converted into 366,197 shares of Common Stock, an option to purchase 45,000 shares of Common Stock and a warrant to purchase an additional 6,500 shares of Series B Preferred Stock that may be converted into 366,197 shares of Common Stock

(11) On June 17, 2004 our Board of Directors granted to each of Mr. Irvine and Mr. Berger options to purchase 15,000 shares of our Common Stock.

                  COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

            Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

            To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2004 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements with the exception of the following: (i) Mr. Daniel Laikin failed to timely file a Form 4 reporting grants made to him in June 2004 of 2,000 shares of our Series B Preferred Stock and an option to purchase 200,000 shares of our Common Stock; (ii) each of our directors failed to timely file a Form 4 reporting the grant of options to purchase 7,500 pre-split shares of our Common Stock made to each of them in June 2004; (iii) Mr. James Jimirro failed to timely file a Form 4 reporting the grant of an option to purchase 162,040 pre-split shares of our Common Stock made to him in June 2004; and (iv) Mr. Douglas Bennett failed to timely file a Form 4 reporting the grant of an options to purchase a total of 300,000 shares of our Common Stock made to him in June 2004. With the exception of Mr. Laikin's transactions, all of these transactions were reported on November 17, 2004.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

JAMES P. JIMIRRO, PRESIDENT, CHIEF EXECUTIVE OFFICER

         See discussion of business experience above.

DANIEL LAIKIN, CHIEF OPERATING OFFICER

         See discussion of business experience above.

DOUGLAS BENNETT, EXECUTIVE VICE PRESIDENT
         Age 45

         DOUGLAS BENNETT joined us as our Executive Vice President in October 2002. Mr. Bennett has over 22 years of experience in managing businesses in publishing and software. Prior to joining us, Mr. Bennett was the President of iUniverse, Inc., the largest independent publisher in the United States. iUniverse produced over 5,000 titles a year through the Internet. Prior to that Mr. Bennett was the Chairman and Chief Executive Officer of EoExchange, Inc., an Internet search engine business. From 1992 until 1999 Mr. Bennett worked for Macmillan Publishing, the largest computer book and reference publisher in the world. Mr. Bennett started in the software and Internet division of Macmillian's business and eventually became the President of the entire Macmillan Publishing business. Prior to his employment with Macmillian, Mr. Bennett worked for 11 years for CCH Computax, the largest tax software company in the United States. At CCH Computax, Mr. Bennett held numerous senior level positions.

JAMES TOLL, CHIEF FINANCIAL OFFICER
         Age 51

         JAMES TOLL has been employed as our Chief Financial Officer since August 2001. Mr. Toll has worked in the financial area for 22 years, including as a Senior Financial Analyst for CBS Television Network in Los Angeles, California and Warner/Electra/Atlantic International (WEA International) Records in Burbank, California. Mr. Toll spent three years as head of the accounting department for the non-profit company, WQED-West, and during this time was involved with the production of the Emmy award winning seven part series, "The Planet Earth" and the production of National Geographic Specials. From 1996 to 1999 Mr. Toll wsa employed as the Chief Financial Officer of Keller Entertainment Group, an international television production and distribution company. Mr. Toll also worked for us from May 1987 through March 1993 as our Chief Financial Officer. Mr. Toll received his Bachelor of Arts degree from the University of California, Berkeley with Distinction and Honors in his major and a Master of Business Administration (Finance and Accounting) from the University of Southern California in 1979.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Bruce P. Vann, was a director until February 2004. Mr. Vann was a partner at the law firm Kelly Lytton &Vann LLP. We retained the services of Kelly Lytton & Vann LLP for various legal matters. Legal expenses of approximately $32,000, $108,000, and $119,000 were incurred with respect to work performed for us by Kelly Lytton & Vann LLP during the fiscal years ended July 31, 2004, 2003 and 2002.

         On July 14, 1986, James P. Jimirro, our Chairman, President and Chief Executive Officer purchased 192,000 shares of our Common Stock for approximately $115,000. For such shares, we received the sum of approximately $58,000 and a note for approximately $58,000. The note bears interest at the rate of 10% per annum and, pursuant to a July 14, 1986 Pledge and Security Agreement, is secured by the shares purchased. The unpaid principal and interest outstanding at July 31, 2004 was approximately $164,000.

         Beginning in March 2003, after the closing of the Series B Convertible Preferred Stock offering, Daniel Laikin, our Chief Operating Officer and a director, and Timothy Durham, a director loaned us money in order to fund our operations. As of October 18, 2004, the record date, the total amount loaned to us by Mr. Laikin, including accrued interest, was approximately $2,509,000, and the total amount loaned to us by Mr. Durham, including accrued interest, was approximately $2,137,000. Mr. Laikin and Mr. Durham have agreed to convert their loans to our Series C Convertible Preferred Stock.

         Leagre Chandler & Millard, our former attorneys, assigned to Mr. Timothy Durham a promissory note we had signed in favor of Leagre Chandler & Millard for legal services incurred in relation to the Reorganization Transaction. The original amount of the promissory note was $165,000. As of the Record Date, the outstanding balance, with interest, totaled approximately $192,000. The loan bears interest at the rate of 6.75% per annum. We have made one payment of $50,000 toward this promissory note.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         To be considered for inclusion in next year's Proxy Statement, stockholder proposals must be received at our principal executive offices no later than the close of business on May 1, 2005.

         Notice of intention to present a proposal at the 2005 Annual Meeting should be addressed to Corporate Secretary, National Lampoon, Inc., 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for next year's Annual Meeting submitted after July 15, 2005 will not be considered filed on a timely basis. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (i) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a Proxy Statement.

                          TRANSACTION OF OTHER BUSINESS

         Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                      PROXY

                             NATIONAL LAMPOON, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING ON DECEMBER 14, 2004

         This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the four proposals set forth in the proxy statement.

         The stockholder(s) represented herein appoint(s) James P. Jimirro and/or Douglas Bennett proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of National Lampoon, Inc. to be held at the Doubletree Hotel located at 10740 Wilshire Boulevard, Los Angeles, California 90024, on December 14, 2004 at 11:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

James P. Jimirro           FOR []       AGAINST []      ABSTAIN [ ]

Daniel S. Laikin           FOR []       AGAINST []      ABSTAIN [ ]

Timothy S. Durham          FOR []       AGAINST []      ABSTAIN [ ]

Paul Skjodt                FOR []       AGAINST []      ABSTAIN [ ]

Joshua Finkenberg          FOR []       AGAINST []      ABSTAIN [ ]

Richard Irvine             FOR []       AGAINST []      ABSTAIN [ ]

Ronald Berger              FOR []       AGAINST []      ABSTAIN [ ]

PROPOSAL #2-RATIFICATION OF STONEFIELD JOSEPHSON, INC. AS OUR INDEPENDENT
            AUDITORS FOR 2005

                           FOR []       AGAINST []      ABSTAIN [ ]

PROPOSAL #3-APPROVAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
            INCLUDED IN THE J2 COMMUNICATIONS, INC. AMENDED AND
            RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED
            STOCK PLAN

                           FOR []       AGAINST []      ABSTAIN [ ]

PROPOSAL #4-APPROVAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
            INCLUDED IN THE NATIONAL LAMPOON, INC. 2004 CONSULTANT
            STOCK PLAN

                           FOR []       AGAINST []      ABSTAIN [ ]

       PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

         IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.


Signature_______________________ Date_______



Signature_______________________ Date_______

                                   APPENDIX 1

                                J2 COMMUNICATIONS

                              AMENDED AND RESTATED

                        1999 STOCK OPTION, DEFERRED STOCK

                                       AND

                              RESTRICTED STOCK PLAN

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS

     1.1 This plan is intended to implement and govern the 2002 Stock Option, Deferred Stock and Restricted Stock Plan (as amended, the "Plan") of J2 Communications, Inc. a California corporation (the "Company"). The plan was originally adopted by the Board of Directors as of October 14, 1999 subject to the approval of the Company's shareholders and the Plan was amended and restated by the Board of Directors as of January 30, 2002 subject to the approval of the Company's shareholders. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in shareholder value, and will therefore, inure to the benefit of all shareholders of the Company.

     1.2 For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

          (b) "Award" means any award of Deferred Stock, Restricted Stock, or Stock Option.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (e) "Committee" means the Compensation Committee of the Board, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (f) "Company" means J2 Communications, a corporation organized under the laws of the State of California (or any successor corporation).

          (g) "Covered Security" means any security listed under Subsection (b) of Section 18 of the Securities Act of 1933, as amended, or defined as such pursuant to the Rules and Regulations of the SEC.

          (h) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

          (i) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

          (j) "Effective Date" shall mean the date provided pursuant to Section 18.

          (k) "Eligible Employee" means an employee, officer, director, consultant or advisor of the Company, any Subsidiary or Parent Corporation eligible to participate in the Plan pursuant to Section 4.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

          (n) "Incentive Stock Option" means any Stock Option intended to be designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (p) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (q) "Participant" means any Eligible Employee selected by the Administrator pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options or Awards or any combination of the foregoing.


          (r) "Restricted Period" means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock Awards pursuant to Section 7.

          (s) "Restricted Stock" means an award of shares of Stock granted pursuant to Section 7 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

          (t) "Stock" means the Common Stock, no par value per share, of the Company.

          (u) "SEC" means the Securities and Exchange Commission.

          (v) "Stock Appreciation Rights" ("SAR") means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article 6.

          (w) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5; and with respect to SARs, also includes options to purchase shares of Stock granted pursuant to Other Plans.

          (x) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION

     2.1 The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Committee does not consist solely of "Non-Employee Directors," as defined in Rule 16b-3 as promulgated by the SEC under the Exchange Act, as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

     2.2 The Administrator shall have the power and authority to grant to Eligible Employees, pursuant to the terms of the Plan: (A) Stock Options, (B) Deferred Stock, (C) Restricted Stock, (D) Stock Appreciation Rights, or (E) any combination of the foregoing.

          In particular, the Administrator shall have the authority:

          (a) to select those employees of the Company or any Subsidiary or Parent Corporation who are Eligible Employees;

          (b) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Employees of the Company or any Subsidiary hereunder;

          (c) to determine the number of shares of Stock to be covered by each such Award;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (x) the restricted period applicable to Deferred Stock or Restricted Stock Awards, (y) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (z) when and in what increments shares covered by Stock Options may be purchased; and

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

     2.3 The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     2.4 All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries, Parent Corporation and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN

     3.1 The total number of shares of Stock reserved and available for issuance under the Plan shall be One Million Five Hundred Thousand (1,500,000) shares. Such shares shall consist of authorized but unissued shares.

     3.2 To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock Award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

     3.3 In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

SECTION 4. ELIGIBILITY

     Officers and other key employees, directors and consultants and advisors of the Company, any Subsidiary or Parent Corporation who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, shall be eligible to be granted Non- Qualified Stock Options and Deferred Stock or Restricted Stock Awards hereunder. Officers and other key employees of the Company, any Subsidiary or Parent Corporation shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award. No Participant shall be granted, in any calendar year, Awards to purchase more than 500,000 shares of Stock.

SECTION 5. STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

     5.1 Stock Options may be granted to Eligible Employees alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price, the term, and provisions regarding exercisability of the option granted thereunder.

          The Stock Options granted under the Plan to Eligible Employees may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

     5.2 The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company, its Subsidiaries or Parent Corporation. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     5.3 Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may not be less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option, but in no case, less than six (6) months following the date of the grant of the option. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

          (d) Method of Exercise. Subject to Section 5(c) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (A) in the form of unrestricted Stock (if held for at least six [6] months) already owned by the optionee, or (B) by cancellation of any indebtedness owed by the Company to the optionee, (C) by a full recourse promissory note executed by the optionee, (D) through the surrender of shares of Stock then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise thereof equal to the aggregate exercise price of the Stock Option exercised or portion thereof, or (E) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of Stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

     5.4 The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other Awards hereunder.

     5.5 Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by full recourse promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction, and provided further that in the case of a loan to an Eligible Employee who is not an officer, director or employee of the Company, the loan shall be secured by adequate collateral other than the shares of Stock acquired.

     5.6 Limits on Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     5.7 Termination by Death. Except as otherwise determined by the Administrator or the disinterested members of the Board of Directors, if an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall deter mine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant, but in no event less than six months) from the date of such death.

     5.8 Termination by Reason of Disability. Except as otherwise determined by the Administrator or the disinterested members of the Board of Directors, if an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant, but in no event less than six months) from the date of such termination of employment. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

     5.9 Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, any accrued Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination or (ii) the expiration of the stated term of such Stock Option; provided, however, that if the expiration of the stated term of such Stock Option is less than 30 days from the date of termination, then such Stock Option shall expire 30 days from the date of termination.

     5.10 Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6. STOCK APPRECIATION RIGHTS

     6.1 General. The Administrator shall have the authority to grant SAR's in tandem with Stock Options granted under this Plan (the "Related SAR Option") with respect to all or some of the shares of Stock covered by the Related SAR Option. SARs granted in tandem with Related SAR Options may be granted either at the time of grant of the Related SAR Option or at any time thereafter during the term of the Related SAR Option. The Administrator shall also have the authority to grant SARs without relation to any Stock Option granted under this Plan or under any of the Other Plans. Each SAR shall be granted on such terms and conditions not inconsistent with the Plan as the Administrator may determine. The provisions of the various SAR awards need not be the same with respect to each Grantee.

     6.2 Terms and Conditions of SARs. Each SAR granted pursuant to the Plan shall be evidenced by a written SAR agreement between the Company and the Grantee, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of SARs. Each SAR agreement shall state the number of SARs granted pursuant to the agreement.

          (b) Initial Valuations. Each SAR agreement shall provide that each SAR granted in tandem with a Related Stock Option is valued at the Exercise Price of the Related SAR Option and that each SAR granted without relation to a Stock Option is valued at the Fair Market Value of a share of Stock on the Date of Grant (the "Initial Valuation").

          (c) Term and Exercise of SARs.

               (i) Each SAR granted otherwise than in tandem with a Stock Option shall be exercisable as determined by the Administrator, but in no event after ten years from the Date of Grant. Each other SAR shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and has not yet terminated or expired, and in the case of a SAR granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of Stock exceeds the Exercise Price of the Related SAR Option; and upon the exercise of a SAR, the Related SAR Option shall cease to be exercisable to the extent of the shares of Stock with respect to which such SAR is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the SAR granted in tandem with such Related SAR Option shall terminate to the extent of the shares of Stock with respect to which the Related SAR Option was exercised or terminated.

               (ii) To exercise a SAR granted in tandem with a Related SAR Option, the Grantee shall: (A) give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR; and (B) if requested by the Administrator, deliver the Related SAR Option agreement to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return the Related SAR Option agreement to the Grantee. To exercise a SAR granted without relation to a Stock Option, the Grantee shall give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR. The date of exercise of a SAR which is validly exercised shall be deemed to be the date on which there shall have been delivered to the Company the appropriate aforesaid instruments.

               (iii) Upon the exercise of a SAR, the holder thereof, subject to
Section 6.2(c)(vi), shall be entitled at the holder's election to receive either:

                    (A) a number of shares of Stock equal to the quotient computed by dividing the Spread (as defined in Section 6.2(c)(iv)) by the Fair Market Value per share of Stock on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay in cash or cash equivalent an amount equal to the same fraction of the Fair Market Value per share of Stock on the date of exercise of the SAR; or

                    (B) an amount of money payable in cash or cash equivalent equal to the Spread; or

                    (C) a combination of an amount payable in cash or cash equivalent and a number of shares of Stock calculated as provided in Section 6.2(c)(iii)(A) (after reducing the Spread by such dollar amount); plus any amounts payable in lieu of any fractional shares as provided above.

               (iv) The term "Spread" as used in Section 6.2(c) shall mean an amount equal to the product computed by multiplying: (A) the excess of (x) the Fair Market Value per share of Stock on the date the SAR is exercised, over either (y) in the case of a SAR granted in tandem with a Related SAR Option, the Exercise Price per share of the Related SAR Option, or (z) in the case of an SAR not granted in tandem with a Stock Option, the Initial Valuation of the SAR; by
(B) the number of shares with respect to which such SAR is being exercised.

               (v) Notwithstanding the provisions of this Section 6.2, and while the SAR agreement may provide for longer vesting periods, no SAR may be exercised during the first six months following its Date of Grant, and, with respect to SARs granted in tandem with a Related SAR Option, neither the SAR nor the Related SAR Option may be exercised during the first six months following the Date of Grant of the SAR, unless, in either case, prior to the expiration of such six month period, the holder of the SAR ceases to be an employee of the Company or any Parent or Subsidiary by reason of such holder's termination without cause.

               (vi) Notwithstanding the provisions of this Section 6.2 or the related SAR agreement to the contrary, any Grantee who at the date of the exercise of the SAR or any portion thereof is an officer or director of the Company within the meaning of Section 16(b) of the Exchange Act (a "Section 16(b) Person"), may only make a Cash Election (as defined below) and related exercise during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date (the "Window Period"); provided, however, that this Section 6.2(c)(vi) shall not be applicable to any Section 16(b) Person at any time subsequent to his or her termination without cause.

               (vii) Notwithstanding the provisions of Section 6.2(c)(iii), the Administrator shall have sole discretion to consent to or disapprove a Participant's election to receive an amount of money payable in cash or cash equivalent in whole or in part ("Cash Election") upon the exercise of a SAR. Such consent or disapproval may be given at any time after the election to which it relates. If the Administrator shall disapprove a Cash Election, the exercise of the SAR with respect to which the Cash Election was made shall be of no effect, but without prejudice to the right of the holder to exercise such SAR in the future in accordance with its terms.

               (viii) A SAR may be granted to a Grantee irrespective of whether such Grantee is being granted or has been granted a Stock Option.

               (ix) Notwithstanding the foregoing, in the case of a SAR granted in tandem with an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable the Stock Option to qualify as an Incentive Stock Option.

          (d) Securities Laws. The Company intends that this Section 6.2 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor (the "Rule") under the Exchange Act, during the term of the Plan. Should any provision of Section 6.2 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for Section 6.2 to comply with the requirements of the Rule, the Board may amend the Plan to add or to modify the provisions of the Plan accordingly.

          (e) Limitation on Amounts Payable. Notwithstanding Section 6.2(c)(iii), the Administrator may place a limitation on the amount payable in cash, Stock or both upon exercise of a SAR. Any such limitation must be determined as of the Date of Grant and noted on the instrument evidencing the Participant's SAR grant hereunder.

SECTION 7. DEFERRED STOCK AND RESTRICTED STOCK

     7.1 General. Deferred Stock and Restricted Stock awards may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Employees, and the time or times at which, grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 7.3 hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

     7.2 Awards and Certificates. The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Deferred Stock Award Agreement" or "Restricted Stock Award Agreement" as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

          Except as provided below in this Section 7.2, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and J2 Communications. Copies of such Plan and Agreement are on file in the offices of J2 Communications."

          The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

          With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     7.3 Restriction and Conditions. The Deferred Stock or Restricted Stock awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (a) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10 below.

          (b) Except as provided in paragraph 7.3(a) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

          (c) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. AMENDMENT AND TERMINATION

     8.1 The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the shareholders (as described below) would:

          (a) increase the total number of shares of Stock reserved for the purpose of the Plan;

          (b) change the employees or class of employees eligible to participate in the Plan;

          (c) extend the maximum option period under Section 5 of the Plan.

     8.2 Notwithstanding the foregoing, shareholder approval under this Section 8 shall only be required at such time and under such circumstances as shareholder approval would be required under applicable laws, regulations and exchange requirements.


     8.3 The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. CHANGE OF CONTROL

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph 10.2 of this Section 10:

     10.1 In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control;

          (a) any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

          (b) the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse, and such shares and Awards shall be deemed fully vested; and

          (c) the value of all outstanding Stock Options, Restricted Stock and Deferred Stock awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph 10.3 of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

     10.2 For purposes of paragraph 10.1 of this Section 10, a "Change of Control" shall be deemed to have occurred if:

          (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 10.2) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (c) consummation of a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     10.3 For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11. GENERAL PROVISIONS

     11.1 The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     11.2 Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     11.4 No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     11.5 This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, its Subsidiaries, or its Parent Corporation or to interfere with the right of the Company, or its Subsidiaries to discharge or retire any employee thereof at any time. No employee shall have any right to, or interest in, Stock Options, Restricted Stock, or Deferred Stock, authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, and in the agreement governing such Award, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

SECTION 12. GRANTS TO DIRECTORS

     12.1 Notwithstanding anything to the contrary contained herein, the Company will grant to James P. Jimirro, Chief Executive Officer and a Director of the Company ("Jimirro") stock options to purchase 400,000 shares of Stock at a strike price equal to $3.50; such options shall vest upon the earlier of (i) so long as shareholder approval of the grant of such options is obtained and as long as the closing of the transactions contemplated by the Letter of Intent, dated January 30, 2002 (the "LOI"), setting forth the understanding of (a) the Company, (b) Jimirro, (c) Daniel S. Laikin, (d) Paul Skjodt, (e) National Lampoon Acquisition Group LLP and (f) Timothy S. Durham, Samerian LLP, Diamond Investments, LLC, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC and Judy B. Laikin occurs, the initial U.S. theatrical opening date of the movie "National Lampoon's Van Wilder," and (ii) so long as shareholder approval of the grant of such options is obtained, on January 30, 2012; in addition, such options shall (i) have a term of 10 years and (ii) remain outstanding and exercisable notwithstanding Jimirro's termination of employment for any reason whatsoever or his death or disability.

     12.2 Commencing on January 31, 2003 and continuing on each of the last day of each month thereafter during the period that Jimirro is employed by the Company, the Company will grant to Jimirro fully vested options to purchase 5,000 shares of Stock at a strike price equal to the average of the last reported sale price per share of Stock for the five trading days immediately preceding the last day of such month; all such options shall have a term of 10 years from their respective dates of grant and shall remain outstanding and exercisable notwithstanding Jimirro's termination of employment for any reason whatsoever or his death or disability.

     12.3 Notwithstanding Section 5.3(c) above, any Options issued to Jimirro in exchange for previously issued SARs shall have such vesting schedule as may be approved by the Board of Directors or the Administrator.

SECTION 13. SPECIFIC PERFORMANCE

     The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

SECTION 14. INVALID PROVISION

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 15. APPLICABLE LAW

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

SECTION 16. SUCCESSORS AND ASSIGNS

     This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 17. SHAREHOLDER APPROVAL

     The grant of Stock Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of Stock and no Stock Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved within 12 months of the adoption of the Plan.

SECTION 18. ANNUAL REPORT

     Except at such time as the Stock becomes a Covered Security, if any consultants or directors are issued Stock Options under this Plan, the Company shall furnish such consultants or directors with financial statements at least annually.

SECTION 19. EFFECTIVE DATE OF PLAN

     The plan originally became effective (the "Effective Date") on October 14, 1999, subject to shareholder approval. The Plan became effective on January 30, 2002, subject to shareholder approval.

SECTION 20. TERM OF PLAN

     No Stock Option, Deferred Stock, SAR or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.

                                        J2 Communications


                                        By: /s/ JAMES P. JIMIRRO
                                           -------------------------------------
                                        Name:    James P. Jimirro
                                        Title:   Chief Executive Officer

                                   APPENDIX 2

                             NATIONAL LAMPOON, INC.

                           2004 CONSULTANT STOCK PLAN

                                 PURPOSE OF PLAN

         The purpose of this National Lampoon, Inc. 2004 Consultant Stock Plan is to advance the interests of the Company by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

                          TERMS AND CONDITIONS OF PLAN

         1. DEFINITIONS.

              Set forth below are definitions of capitalized terms that are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

              (A) AFFILIATE - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

              (B) AWARD - The term "Award" is collectively and severally defined as any Award Shares granted under this Plan.

              (C) AWARD SHARES - The term "Award Shares" is defined as shares of Common Stock granted by the Plan Committee in accordance with Section 6 of this Plan.


              (D) BOARD - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

              (E) COMMON STOCK - The term "Common Stock" is defined as the Company's common stock, par value $0.0001 per share.

              (F) COMPANY - The term "Company" is defined as National Lampoon, Inc., a Delaware corporation.

              (G) DISPOSED - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants a right to obtain an interest in the Award;
(iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient of the Award or any interest therein which is not released within 30 days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

              (H) ELIGIBLE PERSON - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, provided, however, no Award hereunder may be granted to any Person in connection with the provision of any services incident to the raising of capital or promotion or maintenance of a market for the Company's securities.

              (I) FAIR MARKET VALUE - The term "Fair Market Value" means the fair market value of the Award Shares or other shares of Common Stock to be valued, determined as follows:

                           (a) if such Common Stock is publicly traded and is
                  then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                           (b) if such Common Stock is quoted on the NASDAQ
                  National Market, its closing price on the NASDAQ National Market on the date of determination;

                           (c) if such Common Stock is publicly traded but is
                  not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination; or

                           (d) if none of the foregoing is applicable, by the
                  Plan Committee in good faith.

              (J) ISSUED SHARES - The term "Issued Shares" is defined as shares of Common Stock issued pursuant to the terms of this Plan.

              (K) PERSON - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

              (L) PLAN - The term "Plan" is defined as this 2004 Consultant Stock Plan.

              (M) PLAN COMMITTEE - The term "Plan Committee" is defined as that Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

              (O) RESTRICTED SHARES - The term "Restricted Shares" is defined as Award Shares that are subject to restrictions as more particularly set forth in
Section 6 of this Plan.

                  (P) RECIPIENT - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

                  (Q) SECURITIES ACT - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

         2.       TERM OF PLAN.

                  This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

         3.       PLAN ADMINISTRATION.

                  (A)      PLAN COMMITTEE.

                           (i) The Plan shall be administered and interpreted by
a committee consisting of two or more members of the Board. If the Board, in its discretion, does not appoint a Plan Committee, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder; provided that the Board may take such actions in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

                           (ii) Members of the Plan Committee may resign at any
time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

                  (B) POWER TO MAKE AWARDS. The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

                           (iii) Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

                           (iv) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;



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

                           (v) Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate and necessary;

                           (vi) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

                           (vii) Delegate all or a portion of its authority under subsections (i) through (iii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

                  In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

                  (B) INTERPRETATION OF PLAN. The Plan Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan. The interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

                  (C) COMPENSATION; ADVISORS. Members of the Plan Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the Plan shall be borne by the Company. The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Plan Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

         4.       STOCK POOL.

                  (A) MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER PLAN. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as a grant of Award Shares shall not exceed 500,000 shares of Common Stock (the "Stock Pool"); provided, however, that such number shall be increased by the following:



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

                           (i) Any shares of Common Stock tendered by a
Recipient as payment for Award Shares;

                           (ii) Any rights to shares of Common Stock surrendered by a Recipient as payment for Award Shares; and

                           (iii) Any Restricted Shares which are granted as Award Shares, and are subsequently forfeited by the holders thereof.

                  (B) CALCULATING SHARES AVAILABLE FOR AWARDS. For purposes of calculating the maximum number of shares of Common Stock in the Stock Pool which may be issued under the Plan, when Award Shares are granted and the Plan Committee elects to require payment with respect to such grant, and when shares of Common Stock are used as full or partial payment for the grant of such shares, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted.

                  (C) DATE OF AWARD. The date an Award is granted shall mean the date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

         5.       AWARD SHARES.

                  (A) GRANT. The Plan Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

                  (B) PURCHASE PRICE AND MANNER OF PAYMENT. The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

                           (i) as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant; or

                           (ii) as "compensation" for the performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), may not be less than 85% of the Fair Market Value of such Award Shares on the date of grant; provided, however, if the recipient is the owner of 10% or more of the voting power of the Company, as defined in Section 194.5 of the California Corporations Code, then the value of such Award Shares may not be less than 100% of the Fair Market Value on the date of grant.





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


6.       RESTRICTED SHARES.

                  (A) VESTING CONDITIONS; FORFEITURE OF UNVESTED SHARES. The Plan Committee may subject or condition the grant of Issued Shares (hereinafter referred to as "Restricted Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Restricted Shares as the Plan Committee, in its sole discretion, may deem appropriate. In the event the Recipient does not satisfy such vesting conditions, the Company may require the Recipient to forfeit such unvested Restricted Shares. All vesting conditions imposed on the grant of Restricted Shares shall be set forth in either a written consulting agreement or a separate written restricted stock agreement, executed by the Company and the Recipient on or before the time of the grant of such Restricted Shares, stating the number of said Restricted Shares subject to such conditions and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying consulting agreement or in a separate restricted stock agreement, the Issued Shares shall not be deemed to be Restricted Shares, and will not be required to be forfeited. Any grant of Restricted Shares shall be subject to the following limitations:

                           (i) In no case shall such vesting conditions require continued provision of services or attainment of goals, as the case may be, subsequent to the grant of Restricted Shares, for a period of time which exceeds five years from the date of grant, or on a cumulative incremental percentage basis which is less than 20% per year; and

                           (ii) In no case shall the Recipient be required to forfeit any vested Restricted Shares.

                  (B) RESTRICTIVE LEGEND. Until such time as all conditions placed upon Restricted Shares lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Restricted Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate. The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Restricted Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Plan Committee shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Restricted Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Restricted Shares which become vested.

                  (C) STOCKHOLDER RIGHTS. The Recipient of Restricted Shares shall have all rights or privileges of a stockholder of the Company with respect to the Restricted Shares notwithstanding the terms of this Section 6 (with the exception of Subsection (d) hereof) and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Restricted Shares.

                  (D) NON-ASSIGNABILITY. Except as expressly provided in the underlying consulting agreement or restricted stock agreement, unvested Restricted Shares may not be Disposed by the Recipient without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such purported Disposition shall be null and void ab initio and of no force and effect.




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

         7.       ADJUSTMENTS.

                  (A) SUBDIVISION OR STOCK DIVIDEND. If (i) outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (ii) conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (B) ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive.

                  (C) NO OTHER RIGHTS TO RECIPIENT. Except as expressly provided in this Section 7, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         8.       PERFORMANCE ON BUSINESS DAY.

                  In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

         9.       STATUS AS A CONSULTANT.

                  In no event shall the granting of an Award be construed as granting a continued right of a consultant relationship to a Recipient if such Person, nor effect any right which the Company may have to terminate the consultant relationship of such Person, at any time, except to the extent that such Person and the Company have agreed otherwise in writing.

         10.      NON-TRANSFERABILITY OF AWARDS.

                  Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Recipient, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.




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

         11.      AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

                  (A) AMENDMENT, MODIFICATION OR TERMINATION OF PLAN. The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

                  (B) MODIFICATION OF RESTRICTED SHARE VESTING CONDITIONS. Subject to the terms and conditions and within the limitations of this Plan, including vesting conditions, the Plan Committee may modify the conditions placed upon the grant of any Restricted Shares, provided, however, no modification of any conditions placed upon Restricted Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Restricted Shares.

                  (C) COMPLIANCE WITH LAWS. The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that this Plan is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended. Provided, however, no such modification may, without the consent of the holder thereof, adversely alter or impair his or her rights with respect to such Award Shares.

         12.      FINANCIAL INFORMATION

                  The Company will provide financial statements to each Recipient prior to such Recipient's purchase of Issued Shares under this Plan, and to each Recipient annually during the period such Recipient has Awards outstanding.

         13.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

                  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.




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

         14.      NONEXCLUSIVITY OF THE PLAN.

                  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         15.      ADOPTION AND STOCKHOLDER APPROVAL.

                  This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company within 12 months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that in the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Issued Shares shall be cancelled and any purchase of Award Shares or Restricted Shares issued hereunder shall be rescinded; and in the event that stockholder approval of an increase in the number of Shares subject to this Plan is not obtained, all Awards granted pursuant to such increase will be cancelled, any Award Shares or Restricted Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of the Award Shares or Restricted Shares pursuant to such increase will be rescinded.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board of Directors on the 17th day of June 2004, the Company has caused this Plan to be duly executed by its duly authorized officer.

                            National Lampoon, Inc.



                            By: James P. Jimirro
                                -----------------------------------------
                                James P. Jimirro, Chief Executive Officer




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